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Exhibit 10.55.1

HealthEase of Florida, Inc.	Medicaid HMO Non-Reform Contract

AHCA CONTRACT NO. FA905
AMENDMENT NO. 1

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and HEALTHEASE OF FLORIDA, INC., hereinafter referred to as the "Vendor" or the "Health Plan", is hereby amended as follows:

1.	Effective January 1, 2010, Attachment I, Scope of Services, Capitated Health Plans, Section D., Service(s) to be Provided, Item 2., Approved Expanded Benefits, sub-item a., is hereby amended to include Table 6-A, Revised Expanded Services, as follows. All references in the Contract to Table 6, Expanded Services, shall hereinafter also refer to Table 6-A, as appropriate.

TABLE 6-A
Revised Expanded Services
Effective January 1, 2010

None

This amendment and all its attachments are hereby made a part of the Contract.

This amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

         IN WITNESS WHEREOF, the parties hereto have caused this one (1) page amendment (which includes all attachments hereto) to be executed by their officials thereunto duly authorized.

HEALTHEASE OF FLORIDA, INC.	STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION
SIGNED BY: /s/ Heath Schiesser Name: Heath Schiesser Title: President & CEO Date: _____________	SIGNED BY: /s/ Thomas W. Arnold Name: Thomas W. Arnold Title: Secretary Date:11/12/09

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA Contract No. FA905, Amendment No. 1, Page 1 of 1